                                                                    EXHIBIT 10.5

                               CLOSING AGREEMENT
                               -----------------

     This CLOSING AGREEMENT (this "Agreement") is made as of February ______,
                                   ---------
1998 by and among AT&T Wireless PCS, Inc., a Delaware corporation ("AT&T PCS"),
                                                                    --------
the cash equity investors listed on the signature pages hereto (the "Cash Equity
                                                                     -----------
Investors"), the management stockholders listed on the signature pages hereto
---------
(the "Management Stockholders"), and Triton PCS Holdings, Inc., a Delaware
      -----------------------
corporation formerly known as Triton PCS, Inc. (the "Company").
                                                     -------

     Background.  AT&T PCS, the Cash Equity Investors, the Management
     ----------
Stockholders, and the Company are parties to that certain Securities Purchase Agreement dated as of October 8, 1997 (the "Securities Purchase Agreement").
                                            -----------------------------
Closing of the transactions contemplated by the Securities Purchase Agreement is occurring as of the date hereof. In connection therewith, the parties desire to set forth their understandings regarding certain matters set forth herein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing Background, the mutual promises and agreements made herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

     1.   Additional Purchasers.  Pursuant to the Joinder to Securities Purchase
          ---------------------
Agreement dated as of December 19, 1997 that is attached hereto as Exhibit "A",
                                                                   -----------
each of First Union Capital Partners, Inc. and DAG-Triton PCS, L.P. (as assignee of Duff Ackerman Goodrich & Associates, L.P.) agreed to invest an aggregate amount of $4,973,215 in exchange for shares of Series C Preferred Stock in the Subsequent Offering as contemplated by and in accordance with the terms of
Section 10.6 of the Securities Purchase Agreement.
------------

     2.   Name Changes.  On January 6, 1998, "Triton PCS, Inc." (the signatory
          ------------
to the Securities Purchase Agreement) changed its name to "Triton PCS Holdings, Inc.", and on January 7, 1998, "Triton PCS License Company, Inc." changed its name to "Triton PCS, Inc.".

     3.   Initial Cash Contribution.  Attached as Exhibit "B" is a schedule that
          -------------------------               -----------
sets forth the aggregate cash contributions of the Cash Equity Investors and the Management Stockholders as of the date hereof.

     4.   Legal Structure. Attached hereto as Exhibit "C"  is a legal structure
          ---------------                     -----------
chart that depicts the ownership of the Company's Subsidiaries. All of such Subsidiaries have been formed under the laws of the State of Delaware. Triton PCS Operating Company L.L.C. ("Triton Operating") has been qualified to conduct business in the Commonwealth of Virginia. Triton Management Company, Inc. has been qualified to conduct business in the Commonwealth of Pennsylvania.

     5.   Certain Definitional Changes.  The following definitions shall
          ----------------------------
supersede and replace the definitions of such terms that are contained in
Article I of the Securities Purchase Agreement:
---------

          "Bridge Notes" means promissory notes of Triton Communications L.L.C.
           ------------
          (as assigned to Triton PCS Operating Company L.L.C. pursuant to a certain Assignment and Assumption Agreement dated as of January 15,
          1998) in favor of certain Cash Equity Investors in the aggregate principal amount of $1.6 million."

          "Credit Agreement" means the agreement among Triton PCS, Inc., a
           ----------------
          Delaware corporation that is a wholly-owned Subsidiary of the Company, the lenders and agents referred to therein, and any other parties who become lenders or agents thereunder, dated as of February 3, 1998, to provide a credit facility having aggregate commitments of at least $425 million, as the same may be amended, modified or supplemented in accordance with the terms thereof."

     6.   Assignment of Bridge Notes.   Attached hereto as Exhibit "D" is the
          --------------------------                       -----------
Assignment and Assumption Agreement (referred to in the revised definition of "Bridge Notes") assigning the Bridge Notes from Triton Communications L.L.C. to Triton PCS Operating Company L.L.C. Therefore, the delivery on the date hereof of the Bridge Notes by each Cash Equity Investor holding such Bridge Notes to Triton PCS Operating Company L.L.C. constitutes the contribution of such Bridge Notes as contemplated by Section 3.2(b)(ii) of the Securities Purchase
                         ------------------
Agreement.

     7.   Contributions.  Pursuant to Section 2.2 of the Securities Purchase
          -------------               -----------
Agreement and Section 3.10 of the Stockholders' Agreement, the Initial Cash
              ------------
Contributions and the Unfunded Commitments are required to be made to the Company. The Company hereby directs that all cash contributions made after the date hereof shall be made directly to Triton PCS, Inc., a Delaware corporation that is a wholly-owned Subsidiary of the Company, but all such cash contributions shall be treated as capital contributions to the capital of the Company.

     8.   Resale Agreement.  For purposes of Sections 7.2(f), 7.3(e) and 7.4(f)
          ----------------                   ----------------------------------
of the Securities Purchase Agreement only, the term "Related Agreements" shall exclude the Resale Agreement, which is not be executed on the date hereof, but rather shall be executed and delivered in accordance with the provisions contained in Section 8.11 of the Stockholders' Agreement.
             ------------

     9.   No Franchise or Business Opportunity Relationship. Each of the parties
          -------------------------------------------------
acknowledges that (i) the Company and AT&T PCS and its Affiliates do not intend to create a franchise or business opportunity relationship; (ii) the wireless telephones ("Telephones") if any, purchased by the Company from AT&T PCS and its
             ----------
Affiliates and minutes for mobile wireless radiotelephonic service ("Minutes")
                                                                     -------
purchased by the Company or its Affiliates under the terms of the Roaming Agreement are being sold at bona fide wholesale prices; (iii) neither the Company nor any of its Affiliates is required by the Purchase Agreement or the Related Agreements or as a matter of practical necessity to purchase more than a reasonable quantity of Telephones or Minutes; and (iv) neither AT&T PCS nor any of its Affiliates has made any representation to the Company or its Affiliates that (a) the Company or its Affiliates or its equity holders will earn, or are likely to earn, a gross or net profit, (b) AT&T PCS or any of its Affiliates has knowledge of the market that the Company or its Affiliates will operate in or that the market demand will enable the Company or its Affiliates to earn a profit, (c) there is a guaranteed market for the Company or its Affiliates, or (d) AT&T PCS or any of its Affiliates will provide the Company or any of its Affiliates with locations or assist the Company or it Affiliates in finding locations for use or operation of their respective businesses. The Company has been informed at least seven days prior to the execution of this Agreement that AT&T PCS's principal business address is, and AT&T's agent for service of process is, c/o AT&T Corp., 32 Avenue of the Americas, New York, New York 10013.

     10.  Employment of Executives.  The Employment Agreements with each of the
          ------------------------
Management Stockholders have been entered into by Triton Management Company, Inc., a Subsidiary of the Company, as the employer of the Management Stockholders.

     11.  Directors and Officers Liability Insurance.  The Company does not have
          ------------------------------------------
directors and officers liability insurance coverage in place as of the date hereof as contemplated by Section 4(e) of the Employment Agreements. The
                          ------------
Company and the Management Stockholders agree to use commercially reasonable efforts to obtain such insurance coverage as promptly as practicable after the date hereof.

     12.  Network Membership License Agreement. All Licensed Activities (as
          ------------------------------------
defined in the Network Membership License Agreement) conducted pursuant to the Network Membership License Agreement shall be conducted by Triton Operating or other Subsidiaries of the Company that are directly or indirectly wholly-owned by the Company. The Company shall cause Triton Operating and any such wholly-owned Subsidiary of the Company to perform Triton Operating's obligations under the Network Membership License Agreement.

     13.  Company Operations.  It is contemplated that the operations of the
          ------------------
Company shall be conducted through wholly-owned Subsidiaries. However, certain documents executed, or to be executed, in connection with the Closing (including, without limitation, the Stockholders' Agreement, the Network Membership License Agreement, the Roaming Agreement and the Resale Agreement) provide that the Company shall enter into agreements or conduct the Company's operations. Notwithstanding the foregoing, the parties acknowledge and consent that one or more of the Company's Subsidiaries have entered, or may enter, into such agreements or conduct such operations. The parties hereto consent to such Subsidiaries entering into such agreements or conducting such operations on the condition that (i) such Subsidiaries shall at all times be direct or indirect wholly-owned Subsidiaries of the Company, and (ii) the Company shall cause such wholly-owned Subsidiaries to perform the obligations and conduct such operations of the Company or such wholly-owned Subsidiaries, as the case may be, required to be performed or conducted by the Company or such wholly-owned Subsidiaries, as the case may be, under such agreements.

     14.  Pre-Closing Operations.  Each of the Management Stockholders hereby
          ----------------------
represents, severally and not jointly, as to itself that the funds expended from the contributions reflected under the heading "Previous Contributions" set forth on Exhibit "B" hereto were expended in furtherance of the Business (as defined in the Stockholders' Agreement). The foregoing constitutes an additional representation of the Management Stockholders under Article V of the Securities Purchase Agreement, and the Management Stockholders' indemnifications obligations, if any, as a result of the inaccuracy of such representations shall be governed by the provisions of Article VIII (including, without limitation the provisions of Section 8.4) of the Securities Purchase Agreement.

     15.  Miscellaneous.  The provisions of this Agreement modify the provisions
          -------------
of the Securities Purchase Agreement and any other document executed in connection therewith; and it is intended that such modifications constitute written amendments to the Securities Purchase Agreement or those documents, as applicable. Except for the modifications and other agreements stated above, all other terms and conditions of the Securities Purchase Agreement shall remain the same and continue in full force and effect and shall constitute the legally valid and binding obligations of the parties hereto enforceable in accordance with their terms.

                      [SIGNATURES CONTAINED ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
                              Company:
                              TRITON PCS HOLDINGS, INC.

                              By:_______________________________________________
                                 Name:
                                 Title:

                              AT&T PCS:
                              AT&T PCS WIRELESS, INC.

                              By:_______________________________________________
                                 Name:
                                 Title:

                              Cash Equity Investors:
                               CB CAPITAL INVESTORS, L.P.
                              By: CB Capital Investors, Inc., its general
                                  partner

                              By:_______________________________________________
                                 Name:
                                 Title:

                              J.P. MORGAN INVESTMENT CORPORATION

                              By:_______________________________________________
                                 Name:
                                 Title:

                              SIXTY WALL STREET SBIC FUND, L.P.
                              By: Sixty Wall Street SBIC Corporation its general
                                  partner

                              By:_______________________________________________
                                 Name:
                                 Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                              PRIVATE EQUITY INVESTORS III, L.P.
                              By: Rohit M. Desai Associates III, L.L.C., its
                                  general partner

                              By:_______________________________________________
                                 Name:
                                 Title:

                              EQUITY-LINKED INVESTORS-II
                              By: Rohit M. Desai Associates-II, its general
                                  partner

                              By:_______________________________________________
                                 Name:
                                 Title:

                              TORONTO DOMINION CAPITAL (USA), INC.

                              By:_______________________________________________
                                 Name:
                                 Title:

                              FIRST UNION CAPITAL PARTNERS, INC.

                              By:_______________________________________________
                                 Name:
                                 Title:

                              DAG-TRITON PCS, L.P.
                              By: Duff Ackerman Goodrich, LLC, its general
                                  partner

                              By:_______________________________________________
                                 Name:
                                 Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                              Management Stockholders:


                              --------------------------------------------------
                              Michael E. Kalogris


                              --------------------------------------------------
                              Steven R. Skinner

                                  EXHIBIT "A"

                    Joinder to Securities Purchase Agreement
                    ----------------------------------------

Attached hereto.

                                  EXHIBIT "B"

                      Cash Equity Investor Contributions
                      ----------------------------------

                                                                  REQUIRED
                                                                  INITIAL CASH          PREVIOUS            CLOSING DATE
                                                                  CONTRIBUTION        CONTRIBUTIONS         CONTRIBUTIONS
                                                                  ------------        -------------         -------------
CB Capital Investors, L.P.                                       $12,788,265.00      $ 3,417,857.14        $ 9,370,407.86
-------------------------------------------------------          --------------      --------------        --------------

JP Morgan Capital Investment Corporation                         $12,148,852.00      $ 3,246,964.29        $ 8,901,887.71

Sixty Wall Street SBIC Fund, L.P.                                $   639,413.00      $   170,892.86        $   468,520.14

Private Equity Investors III, L.P.                               $ 6,394,133.00      $ 1,708,928.57        $ 4,685,204.43

Equity-Linked Investors-II                                       $ 6,394,133.00      $ 1,708,928.57        $ 4,685,204.43

Toronto Dominion Capital (USA) Inc.                              $ 3,197,067.00      $   854,464.29        $ 2,342,602.71

First Union Capital Partners, Inc.                               $ 1,598,533.00      $   427,232.14        $ 1,171,300.86

DAG-Triton PCS, L.P.                                             $ 1,598,533.00      $   427,232.14        $ 1,171,300.86

Michael E. Kalogris                                              $   160,714.00                0.00        $   160,714.00

Steven R. Skinner                                                $    80,357.00                0.00        $    80,357.00
                                                                 --------------      --------------        --------------
Total                                                            $45,000,000.00      $11,962,500.00        $33,037,500.00

                                  EXHIBIT "C"

                             Legal Structure Chart
                             ---------------------

Attached hereto.

                                  EXHIBIT "D"

                           Assignment and Assumption
                           -------------------------

Attached hereto.

                    JOINDER TO SECURITIES PURCHASE AGREEMENT
                    ----------------------------------------


     Each of the undersigned hereby (i) joins in and agrees to be bound (as an "Additional Purchaser" and as a "Cash Equity Investor") by the terms of that certain Securities Purchase Agreement, dated as of October 8, 1997 (the "Purchase Agreement"), by and among AT&T Wireless PCS Inc., a Delaware corporation, the Initial Cash Equity Investors referred to on Schedule I thereto, the Management Stockholders listed on Schedule II thereto and Triton PCS, Inc., a Delaware corporation and (ii) agrees that Schedule I attached hereto accurately reflects the undersigned's Aggregate Commitment (as defined in the Purchase Agreement) and (iii) acknowledges that of the $427,232.00 being funded by the undersigned in connection with the execution of this Joinder that $89,285.73 represents its pro-rata share of the Pre-Closing Commitment (as defined in the Purchase Agreement) funded prior to the date hereof.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has executed this Joinder to Securities Purchase Agreement as of this ___th day of December, 1997.


                         FIRST UNION CAPITAL PARTNERS, INC.



                         By:  _______________________________
                              Name:
                              Title:



                         DUFF ACKERMAN GOODRICH & ASSOCIATES, L.P.

                         By:  ________________________________,
                              its general partner


                              By:   __________________________
                                    Name:
                                    Title:

                                                                      SCHEDULE I
                                                    (AS OF DECEMBER _____, 1997)


                             CASH EQUITY INVESTORS
                             ---------------------

                                               AGGREGATE                                INITIAL CASH
                                               COMMITMENT           # OF SHARES/1/      CONTRIBUTION
                                               ----------           --------------      ------------
CB Capital Investors                           $39,785,713                              $12,788,265
JP Morgan Capital Investment Corporation       $37,796,428                              $12,148,852
Sixty Wall Street SBIC Fund, L.P.              $ 1,989,285                              $   639,413
Private Equity Investors III, L.P.             $19,892,857                              $ 6,394,133
Equity-Linked Investors-II                     $19,892,857                              $ 6,394,133
Toronto Dominion Capital (USA) Inc.            $ 9,946,430                              $ 3,197,067
First Union Capital Partners, Inc.             $ 4,973,215                              $ 1,598,533
Duff Ackerman Goodrich & Assoc., L.P.          $ 4,973,215                              $ 1,598,533
                                               -----------                              -----------
Total                                          $139,250,000                             $44,758,929

________________________
        /1/ The aggregate number of shares of Series C Preferred Stock to be issued to the Cash Equity Investors shall be 1,392,500. The number of shares of Series C Preferred Stock issued to each Cash Equity Investor shall be determined as follows:

        (i) to each holder of Bridge Notes, a number of shares equal to (x) the product of the aggregate principal amount of all Bridge Notes held by such holder multiplied by two (2), divided by (y) one hundred
             (100).

        (ii) to each Cash Equity Investor (including each holder of Bridge Notes), a number of shares equal to its pro rata share (based upon such Cash Equity Investor's pro rata share of the Aggregate Commitments of all of the Cash Equity Investors) of a number equal to the aggregate number of shares of Series C Preferred Stock to be issued to the Cash Equity Investors minus the aggregate number of shares to be issued to the Bridge Note holders in accordance with paragraph (i) above.

                      ADDITIONAL CONTRIBUTION SCHEDULE/2/
                      --------------------------------


                                             TOTAL 1ST
                                            ANNIVERSARY
                                            -----------
CB Capital Investors                        $ 9,946,428
JP Morgan Capital Investment Corporation    $ 9,449,107
Sixty Wall Street SBIC Fund, L.P.           $   497,321
Private Equity Investors III, L.P.          $ 4,973,214
Equity-Linked Investors-II                  $ 4,973,214
Toronto Dominion Capital (USA) Inc.         $ 2,486,608
First Union Capital Partners, Inc.          $ 1,243,304
Duff Ackerman Goodrich & Assoc., L.P.       $ 1,243,304
                                            -----------
Total                                       $34,812,500


                                             TOTAL 2ND
                                            ANNIVERSARY
                                            -----------

CB Capital Investors                        $ 9,946,428
JP Morgan Capital Investment Corporation    $ 9,449,107
Sixty Wall Street SBIC Fund, L.P.           $   497,321
Private Equity Investors III, L.P.          $ 4,973,214
Equity-Linked Investors-II                  $ 4,973,214
Toronto Dominion Capital (USA) Inc.         $ 2,486,608
First Union Capital Partners, Inc.          $ 1,243,304
Duff Ackerman, Goodrich & Assoc., L.P.      $ 1,243,304
                                            -----------
Total                                       $34,812,500

___________________
        /2/ Additional Contributions shall be made within 20 business days after receipt of written notice from the Company in accordance with the terms of the Stockholders Agreement.

                                            TOTAL 3RD
                                            ANNIVERSARY
                                            -----------
CB Capital Investors                        $ 7,104,592
JP Morgan Capital Investment Corporation    $ 6,749,362
Sixty Wall Street SBIC Fund, L.P.           $   355,229
Private Equity Investors III, L.P.          $ 3,552,296
Equity-Linked Investors-II                  $ 3,552,296
Toronto Dominion Capital (USA) Inc.         $ 1,776,148
First Union Capital Partners, Inc.          $   888,074
Duff Ackerman Goodrich & Assoc., L.P.       $   888,074
                                            -----------
Total                                       $24,866,071

                              ADDRESS FOR NOTICES
                              -------------------


CB Capital Investors                   Toronto Dominion Capital (USA), Inc.
380 Madison Avenue, 12th Floor         31 West 52nd Street
New York, NY 10017                     New York, NY 10019
Attn:  Arnie Chavkin                   Attn:  Brian Rich
Tel: (212) 622-3100                    Tel: (212) 468-0740
Fax: (212) 622-3101                    Fax: (212) 974-0429

J.P. Morgan Investment Corporation     Toronto Dominion Capital (USA), Inc.
101 California Street, 38th Floor      909 Fannin
San Francisco, CA 94111                Suite 1700
Attn:  John Watkins                    Houston, TX 77010
Tel: (415) 954-3200                    Attn:  Martha Gariepy
Fax: (415) 954-4737                    Tel: (713) 653-8225
                                       Fax: (713) 652-2647
Sixty Wall Street SBIC Fund, L.P.
101 California Street, 38th Floor      First Union Capital Partners, Inc.
San Francisco, CA 94111                One First Union Center
Attn:  John Watkins                    301 South College Street / 5th Floor
Tel: (415) 954-3200                    Charlotte, NC 28288-0732
Fax: (415) 954-4737                    Attn: Watts Hamrick
                                       Tel: (704) 374-4791
Private Equity Investors III, L.P.     Fax: (704) 374-6711
540 Madison Avenue, 36th Floor
New York, NY 10022                     Duff Ackerman Goodrich & Associates, L.P.
Attn:  Damon Ball                      Two Embarcadero Center
Tel: (212) 838-9191                    Suite 2930
Fax: (212) 838-9807                    San Francisco, CA 94111
                                       Attn:  John Duff
Equity-Linked Investors-II             Tel: (415) 788-2755
540 Madison Avenue, 36th Floor         Fax: (415) 788-7311
New York, NY 10022
Attn:  Damon Ball
Tel: (212) 838-9191
Fax: (212) 838-9807